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                                                                   EXHIBIT 10.29

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of September 16, 2003, is made by and among Too, Inc., a Delaware corporation (the "Borrower"), each of the Guarantors (as defined in the Credit Agreement defined below), the Lenders (as defined in the Credit Agreement defined below), National City Bank, in its capacity as sole lead arranger and administrative agent for the Lenders under the Credit Agreement (the "Agent"), Fifth Third Bank, as co-syndication agent, LaSalle Bank National Association, as co-syndication agent, Fleet National Bank, as co-documentation agent, and The Huntington National Bank, as co-documentation agent.

                                   BACKGROUND

         The parties hereto are parties to that Credit Agreement, dated as of April 29, 2003 (the "Credit Agreement"), and desire to amend various terms thereof as set forth herein.

OPERATIVE PROVISIONS

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and incorporating the above-defined terms herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and similar references contained in the Credit Agreement, and each reference to "this Agreement" and similar references contained in the Credit Agreement, shall refer to the Credit Agreement as and to the extent amended hereby.

2.       Amendment of Credit Agreement.

         (a) Minimum Coverage Ratio. Effective as of July 31, 2003, Section 7.02(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(n) Minimum Coverage Ratio. The Loan Parties shall not permit the Coverage Ratio to be less than 1.75 to 1.0, provided, however, that if, for any two consecutive fiscal quarters, the actual Coverage Ratio is 2.5 to 1.0 or more, then the required Coverage Ratio shall be 2.5 to 1.0 for all periods thereafter.

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3.       Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Lenders, after giving effect to this Amendment, as follows:

         (a) Authorization. The execution and delivery by the Loan Parties of this Amendment and the Pledge (defined below), the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations under the Pledge and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or similar applicable proceedings on the part of each Loan Party. On the date of each Loan Party's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations;

         (b) Valid and Binding. This Amendment and the Pledge (defined below) have been duly and validly executed and delivered by each Loan Party and constitute, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment, the Pledge, or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies;

         (c) No Conflicts. Neither the execution and delivery of this Amendment or the Pledge (defined below) nor the consummation of the transactions contemplated by this Amendment or the Pledge or by the Credit Agreement as amended hereby nor compliance with the terms and provisions of this Amendment or the Pledge or of the Credit Agreement as amended hereby, by any of the Loan Parties, will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party other than in accordance with the Pledge, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body; and

         (d) No Defaults. After giving effect to the amendments made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.

4.       Effectiveness of Amendment, Pledge.

         (a) This Amendment shall become effective as of the date hereof (except as to any provision of this Amendment which is stated to have an earlier effective date in which case, upon the effectiveness of this Amendment, such provision shall be deemed effective as of the date of its stated effectiveness) upon receipt by the Agent:

                  (i) From Too Brands, Inc. of a security agreement, which Borrower shall cause to be delivered, substantially in the form of Exhibit A (the "Pledge") to this Amendment pursuant to which Too Brands, Inc. shall grant a security interest in and pledge to Agent for the benefit of the Lenders and Agent a deposit account or securities account (including a deposit account with an overnight sweep into a securities account) having a value at all

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                           times no less than an amount, measured on a daily
                           basis, equal to 1.10 times the amount of the then outstanding Revolving Facility Usage (the "Pledged Account"), provided that at any time the value of the Pledged Account exceeds 1.10 times the amount of the then outstanding Revolving Facility Usage and upon the written request of Borrower, such excess will be returned to Too Brands, Inc., and at any time that Borrower desires to increase the Revolving Facility Usage, Borrower shall deposit or shall cause to be deposited in the Pledged Account an amount equal to
                           1.10 times the amount of such increase and, provided further, that the Pledge shall automatically terminate and the Pledged Account shall be returned to Too Brands, Inc. upon such time as the Coverage Ratio exceeds 2.5 to 1.0 at the end of two consecutive fiscal quarters as demonstrated in Compliance Certificates relating thereto (or as otherwise demonstrated to the satisfaction of Agent).

                  (ii) From the Loan Parties of an opinion of counsel to the Loan Parties, in form and substance satisfactory to Agent, addressing, inter alia, the (i) existence, capacity, and due authorization of the Loan Parties to enter into this Amendment and the Pledge, and (ii) the perfected security interest of the Agent and the Lenders in and to the Pledged Account.

                  (iii) From the Loan Parties of a certificate signed by the Secretary or Assistant Secretary of each Loan Party (or by a similar official of those Loan Parties which are limited liability companies) certifying as to (i) the articles, bylaws, relevant resolutions (or similar documents of those Loan Parties which are limited liability companies), and due authorization to enter into this Amendment and the Pledge, and (ii) the incumbency of the officer or similar official of such Loan Party, and her or his specimen signature, executing this Amendment and the Pledge on its behalf.

                  (iv) From each of the Loan Parties and the Required Lenders of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof.

         (b) Upon the effectiveness hereof, the Credit Agreement shall be amended hereby in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Each Lender, by its execution hereof, hereby consents to this Amendment pursuant to the Credit Agreement.

5. Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto and to the Pledge, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith. Each Loan Party hereby joins the Pledge and, in connection therewith, pledges and assigns and grants to and creates in favor of the Agent for the benefit of Agent, the Lenders, and their respective Affiliates a continuing Lien on and security interest in any and all interests such Loan Party may have in the Collateral (as defined in the Pledge) for the purposes described therein.

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6.       Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

7. Counterparts; Telecopy. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile or other electronic transmission will constitute effective and binding execution and delivery.

                            [SIGNATURE PAGES FOLLOW]

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                   [SIGNATURE PAGE 1 OF 9 TO FIRST AMENDMENT]

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed and delivered as of the day and year first above written.

                                    BORROWER:

                                            TOO, INC.

                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: Executive Vice President,
                                                   Chief Operating Officer and
                                                   Chief Financial Officer

                                    GUARANTORS:

                                            AMERICAN FACTORING, INC.

                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: President

                                            FLORET, LLC

                                            By: /s/ Vanessa McCullen
                                                -------------------------------
                                            Name: Vanessa McCullen
                                            Title: President

                                            LT HOLDING, INC.


                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: President, Chief Executive
                                                   Officer and Treasurer

                                            LT IMPORT CORP.

                                            By: /s/ Willie Henderson
                                                -------------------------------
                                            Name: Willie Henderson
                                            Title: President and Chief Executive
                                                   Officer


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                   [SIGNATURE PAGE 2 OF 9 TO FIRST AMENDMENT]

                                            LIMITED TOO CATALOG
                                            PRODUCTION, INC.

                                            By: /s/ Edward A. Woods
                                                -------------------------------
                                            Name: Edward A. Woods
                                            Title: President and Chief Executive
                                                   Officer

                                            LIMITED TOO CREATIVE DESIGN,
                                            INC.

                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: Treasurer

                                            LIMITED TOO DIRECT, LLC

                                            By: /s/ Scott M. Bracale
                                                -------------------------------
                                            Name: Scott M. Bracale
                                            Title: President and Chief Executive
                                                   Officer


                                            LIMITED TOO PURCHASING, INC.

                                            By: /s/ Douglas J. Probst
                                                -------------------------------
                                            Name: Douglas J. Probst
                                            Title: President and Chief Executive
                                                   Officer


                                            LIMITED TOO STORE PLANNING,
                                            INC.

                                            By: /s/ Doug Tilson
                                                -------------------------------
                                            Name: Doug Tilson
                                            Title: President and Chief Executive
                                                   Officer


                                            MISH MASH, LLC

                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: Vice President, Secretary and
                                                   Treasurer


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                   [SIGNATURE PAGE 3 OF 9 TO FIRST AMENDMENT]

                                            TOO GC, LLC

                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: President and Secretary

                                            TOO BRANDS, INC.

                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: President, Chief Executive
                                                   Officer and Treasurer

                                            TOO BRANDS INVESTMENT, LLC

                                            By: /s/ Kent Kleeberger
                                                -------------------------------
                                            Name: Kent Kleeberger
                                            Title: President, Chief Executive
                                                   Officer and Treasurer

                                            TOO IMPORT, LLP

                                            By: /s/ Willie Henderson
                                                -------------------------------
                                            Name: Willie Henderson
                                            Title: President and Chief Executive
                                                   Officer


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                   [SIGNATURE PAGE 4 OF 9 TO FIRST AMENDMENT]

                                         NATIONAL CITY BANK, individually and as
                                         Agent

                                         By: /s/ Joseph L. Kwasny
                                             -------------------------------
                                         Name: Joseph L. Kwasny
                                         Title: Vice President

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                   [SIGNATURE PAGE 5 OF 9 TO FIRST AMENDMENT]

                                            FIFTH THIRD BANK

                                            By: /s/ John K. Beardslee
                                                -------------------------------
                                            Name: John K. Beardslee
                                            Title: Vice President

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                   [SIGNATURE PAGE 6 OF 9 TO FIRST AMENDMENT]

                                            LASALLE BANK NATIONAL
                                            ASSOCIATION

                                            By: /s/ Warren F. Weber
                                                -------------------------------
                                            Name: Warren F. Weber
                                            Title: First Vice President

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                   [SIGNATURE PAGE 7 OF 9 TO FIRST AMENDMENT]

                                            FLEET NATIONAL BANK

                                            By: /s/ Judith C. E. Kelly
                                                -------------------------------
                                            Name: Judith C. E. Kelly
                                            Title: Managing Director


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                   [SIGNATURE PAGE 8 OF 9 TO FIRST AMENDMENT]

                                            THE HUNTINGTON NATIONAL BANK

                                            By: /s/ John Luehmann
                                                -------------------------------
                                            Name: John Luehmann
                                            Title: Vice President


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                   [SIGNATURE PAGE 9 OF 9 TO FIRST AMENDMENT]

                                            BANK OF AMERICA, N.A.

                                            By: /s/ Kimberley A. Whitney
                                                -------------------------------
                                            Name: Kimberley A. Whitney
                                            Title: Managing Director


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